Tax matters	12 Months Ended
Dec. 31, 2024
Major components of tax expense (income) [abstract]
Tax matters	Tax matters
a) Consolidated Tax Group
In accordance with current Spanish legislation, the Consolidated Tax Group includes Banco Santander, S.A. (as the parent) and Spanish subsidiaries that meet the requirements provided for in Spanish legislation regulating the taxation of the consolidated profits of corporate groups (as the controlled entities).
The other Group companies file income tax returns in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In January 2024, the Spanish tax authorities formalized acts with agreement, conformity and non-conformity, relating to corporate income tax for financial years 2017 to 2019. The adjustments signed in conformity and with agreement had no impact on results.
In June 2024, the tax authorities notified the final assessments derived from the adjustments in non-conformity, which have been appealed at the Central Economic Administrative Court. Banco Santander, S.A., as the parent of the Consolidated Tax Group, considers, in accordance with the advice of its external lawyers, that the assessments should not have a significant impact on the consolidated financial statements, as there are sound arguments as proof in the appeals filed, as well as in the appeals against previous tax audits that are pending at the National Appellate Court (tax years 2003 to 2011) and at the Central Economic Administrative Court (tax years 2012 to 2015). Consequently, no provision has been recorded for this concept. It should also be noted that, in those cases where it has been considered appropriate, the mechanisms available to avoid international double taxation have been used.
In April 2024, the Spanish tax authorities have initiated partial tax audits to verify corporate income tax for the year 2020, as well as value added tax (VAT) for years 2020 to 2022.

At the date of approval of these consolidated annual accounts, subsequent years up to and including 2024, are subject to review.
The other entities have the corresponding years open for review, pursuant to their respective tax regulations.
Because of the possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the rest of years subject to review might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will materialize, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.

c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

EUR million
	2024	2023	2022
Consolidated profit (loss) before tax:
From continuing operations	19,027	16,459	15,250
From discontinued operations	—	—	—
	19,027	16,459	15,250
Income tax at tax rate applicable in Spain (30%)	5,708	4,938	4,575
By the effect of application of the various tax rates applicable in each countryA	115	(100)	61
Of which:
Brazil	413	198	472
United Kingdom	(53)	(51)	(161)
United States	(25)	(28)	(99)
Chile	(33)	(28)	(30)
Poland	(183)	(164)	(101)
Effect of profit or loss of associates and joint ventures	(213)	(184)	(210)
USA electric vehicle leasing incentives	(258)	(259)	—
Global minimum tax Pillar Two	14	—	—
Effect of reassessment of deferred taxes	68	—	—
Permanent differences and other	(151)	(119)	60
Income tax	5,283	4,276	4,486
Effective tax rate	27.77%	25.98%	29.42%
Of which:
Continuing operations	5,283	4,276	4,486
Of which:
Current taxes	4,855	5,568	4,272
Deferred taxes	428	(1,292)	214
Income tax (receipts)/payments	5,880	5,214	5,498
A.Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.
d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2024, 2023 and 2022:

EUR million
	2024	2023	2022
Other comprehensive income
Items not reclassified to profit or loss	85	358	49
Actuarial gains or (-) losses on defined benefit pension plans	172	302	96
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	(4)	20	(19)
Financial liabilities at fair value with changes in results attributable to changes in credit risk	(83)	36	(26)
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	—	—	(2)
Items that may be reclassified to profit or loss	54	(919)	1,522
Cash flow hedges	(205)	(732)	912
Changes in the fair value of debt instruments through other comprehensive income	261	(214)	661
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	(2)	27	(51)
Total	139	(561)	1,571
e) Deferred taxes
'Tax assets' in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. 'Tax liabilities' includes the liability for the Group’s various deferred tax liabilities.
In accordance with EU Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), and subsequently amended by EU Regulation 2019/876 of the European Parliament and of the Council, those deferred tax assets that do not rely on future profitability arising from temporary differences (referred to hereinafter as 'monetizable deferred tax assets’), meeting certain conditions, should not be deducted from regulatory capital and should not be risk-weighted at 250% according to the thresholds set out in Article 48 of the said Regulation, but shall apply a risk weight of 100% under Article 39.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2024, 2023 and 2022 is as follows:

EUR million
	2024		2023		2022
	MonetizableA	Other	MonetizableA	Other	MonetizableA	Other
Tax assets	10,309	8,861	11,099	9,668	10,660	10,127
Tax losses and tax credits	—	2,367	—	2,393	—	1,778
Temporary differences	10,309	6,494	11,099	7,275	10,660	8,349
Of which:
Non-deductible provisions	—	1,784	—	1,965	—	2,182
Valuation of financial instruments	—	1,486	—	1,543	—	1,535
Loan losses	7,880	1,103	8,248	1,577	7,696	1,232
Pensions	2,429	423	2,851	665	2,964	560
Valuation of tangible and intangible assets	—	885	—	1,060	—	1,270

Tax liabilities	—	6,276	—	6,086	—	6,428
Temporary differences	—	6,276	—	6,086	—	6,428
Of which:
Valuation of financial instruments	—	2,412	—	2,059	—	1,792
Valuation of tangible and intangible assets	—	2,797	—	2,594	—	3,169
Investments in Group companies	—	403	—	378	—	359
A.In 2023, the Spanish Economic Administrative Court ruled that in 2017 the requirements for the conversion of part of the monetizable assets of Popular Group into a credit against the Tax Administration were met, allowing the conversion to 995 million euros. Banco Santander was refunded without impact on results. The favorable Economic Administrative Court decision was declared harmful to the public interests and challenged at the National Appellate Court by the Tax Administration. The estimation of this appeal, which is pending at the National Appellate Court, would imply that Grupo Santander should repay the amount refunded and would, once again, credit these monetizable assets with no impact on results except for late payment interests. However, it is considered that there are strong defense arguments in relation to this appeal.

Grupo Santander only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.
The projections of results used in this analysis are based on the financial planning approved by both the local directions of the corresponding units and by the Group's directors. The Group's budget estimation process is common for all units. The Group's management prepares its financial planning based on the following key assumptions:
a)Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.
b)Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the gross domestic product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data are provided by the Group’s Studies Service, based on external sources of information.
Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behaviour of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to non-recurring events outside the operation of the business, such as the impacts due to the first application of new regulations, the costs assumed for the acceleration of the restructuring plans and the changing effect of the current macroeconomic environment.
Finally, and given the degree of uncertainty of these assumptions on the referred variables, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based.
In relation to Spain, the sensitivity analysis has consisted of making reasonable changes to the key assumptions, including adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation.
Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 7,338 million, of which EUR 5,246 million were for monetizable temporary differences with the right to conversion into a credit against the tax administration as explained before, EUR 1,411 million for other temporary differences and EUR 681 million for tax losses and credits.
Brazil
The deferred tax assets recognised in Brazil total EUR 7,198 million, of which EUR 4,979 million were for monetizable temporary differences, EUR 1,363 million for other temporary differences and EUR 856 million for tax losses and credits.
Mexico
The deferred tax assets recognized in Mexico total EUR 1,262 million, which are temporary differences.
United States
The deferred tax assets recognised in the United States total EUR 1,173 million, of which EUR 387 million were for temporary differences and EUR 786 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits in the different jurisdictions could be recovered in a maximum period of 15 years.

The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

EUR million
	Balances at 31 December 2023	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2024
Deferred tax assets	20,767	119	(1,670)	(41)	(5)	19,170
Tax losses and tax credits	2,393	114	(139)	—	(1)	2,367
Temporary differences	18,374	5	(1,531)	(41)	(4)	16,803
Of which monetizable	11,099	147	(937)	—	—	10,309
Deferred tax liabilities	(6,086)	(547)	142	215	—	(6,276)
Temporary differences	(6,086)	(547)	142	215	—	(6,276)
	14,681	(428)	(1,528)	174	(5)	12,894

EUR million
	Balance at 31 December 2022	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2023
Deferred tax assets	20,787	629	(130)	(422)	(97)	20,767
Tax losses and tax credits	1,778	392	224	—	(1)	2,393
Temporary differences	19,009	237	(354)	(422)	(96)	18,374
Of which monetizable	10,660	1,232	(787)	—	(6)	11,099
Deferred tax liabilities	(6,428)	663	3	(338)	14	(6,086)
Temporary differences	(6,428)	663	3	(338)	14	(6,086)
	14,359	1,292	(127)	(760)	(83)	14,681

EUR million
	Balances at 31 December 2021	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2022
Deferred tax assets	19,440	273	376	697	1	20,787
Tax losses and tax credits	1,250	211	317	—	—	1,778
Temporary differences	18,190	62	59	697	1	19,009
Of which monetizable	10,473	507	(320)	—	—	10,660
Deferred tax liabilities	(6,462)	(487)	(149)	684	(14)	(6,428)
Temporary differences	(6,462)	(487)	(149)	684	(14)	(6,428)
	12,978	(214)	227	1,381	(13)	14,359
Also, the Group did not recognise deferred tax assets amounting to approximately EUR 11,200 million of which EUR 6,660 million relate to tax losses, EUR 3,500 million to tax credits, and EUR 1,040 million to other concepts.
f) Global Minimum Tax Pillar Two
In December 2021, the OECD's Inclusive Framework on base erosion and profit shifting (BEPS) approved the model rules of the Global Minimum Tax, known as Pillar Two. Pillar Two applies to multinational groups with a turnover of more than EUR 750 million and entails a minimum tax of 15% calculated on adjusted accounting profit on a jurisdiction-by-jurisdiction basis. The OECD has completed these rules by approving administrative guidances and a report on Safe Harbors in order to simplify their application during the first three years.
In the European Union, in December 2022, the Council adopted Directive 2022/2523 ensuring an overall minimum level of taxation for multinational groups and large domestic groups in the EU, entering into force on 1 January 2024. The Directive implements at EU level the Pillar Two rules of the OECD's Inclusive Framework, extending its application to large national groups.
In Spain, Law 7/2024 was approved on 20 December 2024, establishing a complementary tax to ensure an overall minimum level of taxation for multinational groups and large domestic groups with effects from 1 January 2024. This law transposes Council Directive 2022/2523 and establishes a national complementary tax adapted to Pillar Two Rules. In other jurisdictions, the new global minimum tax is in force in the United Kingdom, Switzerland, the Bahamas and most of the EU member states, and in 2025 will enter into force in other jurisdictions where the Group is present, such as Poland, Brazil, Hong Kong, Singapore, Jersey or the Isle of Man.
The Group is within the scope of this new regulation. Pilar Two rules require the calculation of the effective tax rate resulting from the income tax expense and the accounting result, both with some adjustments, in each jurisdiction where the Group is present. If in a jurisdiction this rate is under 15%, Banco Santander, as the ultimate parent entity, must pay the difference to the Spanish tax authorities as a Top-up Tax, unless there is a Domestic Top-up Tax payable to the local tax authorities, according to the rules of Pillar Two in that jurisdiction (Qualified Domestic Top-up Tax).
Both Banco Santander, S.A., as the ultimate parent entity, and subsidiaries in jurisdictions with Domestic Top-up taxes in force, have estimated these additional taxes, considering the application of transitional Safe Harbors in 2024, 2025 and 2026.
These Safe Harbors entail that no Top-up Tax is due, either in the parent entity or in jurisdictions that have approved a Qualified Domestic Top-up Tax, as long as one of the following conditions is met: (i) the effective tax rate calculated from the Country-by-country reporting exceeds 15% in 2024, 16% in 2025 and 17% in 2026, (ii) the Group’s presence in a jurisdiction is not significant, considering so when income is less than EUR 10 million and profit before tax is less than EUR 1 million, or (iii) the profit before tax is lower than the result of adding fixed tangible assets and staff costs, weighted by a certain percentage that varies annually.
Top-up taxes registered by the Group are not significant, since the effective tax rates calculated under Pillar Two rules in most jurisdictions in which the Group operates are above 15%. However, the new rules require to provide a large amount of information to the tax authorities of the different jurisdictions where the Group is present, broken down by entity, which entails relevant administrative burden.
g) Tax reforms
The following significant tax reforms were approved in 2024 and previous years:
In Spain, in 2022, Law 38/2022 established a new temporary levy on credit institutions and financial credit institutions for fiscal years 2023 and 2024. The levy is calculated as 4.8% of net interest and fees earned in the business carried out in Spain in the precedent year and the payment obligation arises on the first day of each period. The recorded levy totals 224 million in 2023 and 334 million euros in 2024, although the tax authorities have reviewed the tax year 2023 and consider that an additional amount is payable due to discrepancies in the criteria applied in determining the tax base, which are being disputed by Banco Santander. Additionally, this law also established for 2023 a 50% limitation on the integration of negative individual tax bases into the consolidated group’s tax base, with a 10-year deadline for the reversal of this positive adjustment.
On 20 December 2024, Law 7/2024 was approved. This law establishes, among others, a tax on net interest and commissions obtained in the Spanish territory by certain financial institutions that will be accrued on 1 January 2025, 2026, and 2027. The tax base, with some modifications compared to the temporary levy tax base, is now calculated on an individual basis for each financial entity and the tax liability is determined according to a progressive scale of tax rates from 1% to 7%, with certain deductions. On 24 December 2024, Royal Decree-Law 9/2024 was published in the Spanish State Official Gazette modifying certain technical aspects of the tax and postponing its accrual to 31 January. This Royal Decree-Law has been repealed on 22 January 2025. No expense for this new tax has been recorded in these consolidated annual accounts in accordance with the legislation in force.
The above-mentioned Law has extended during 2024 and 2025, the 50% limitation on the integration of negative individual tax bases into the consolidated group’s tax base, with a 10-year deadline for the reversal of this positive adjustment. Besides, this law reintroduces the limits established by Royal Decree-Law 3/2016, that was annulled on 18 January 2024 by the Spanish Constitutional Court, on the offsetting of monetizable deferred tax assets and tax losses (from 70% to 25%) and double taxation deductions ( 50%) and mandatory reversal of impairment losses that were deducted in previous years in the next three years, irrespective of the recovery of the value of the investments.
In the United Kingdom, the Budget Act for 2021 increased the main corporate income tax rate from 19% to 25% with effect from 1 April 2023. In addition, and also with effect from 1 April 2023, the Bank Surcharge tax rate was reduced from 8% to 3%, so the corporate tax rate for banks is set at 28%.
In Brazil, in 2022 Law 14,446, established for this year an increase in the rate of contribution on net income (CSLL) of banks, from 20% to 21%, and for other financial institutions, from 15% to 16%. In addition, Law 14,467, with effect from 2025, amends the rules on the tax deductibility of credit provisions in financial institutions, bringing those rules closer to the accounting recognition criterion. In 2024, Law 15,078 has been published, which allows the recovery of the accumulated balance of provisions of non-deductible loans at the end of 2024 within a period of 7 years from January 2026 (with option of 10 years).
In the tax on financial operations (IOF), Decree 10,997/2022 established the reduction to 0% of the IOF applicable to foreign financing and lending transactions, and a gradual reduction in the rates applicable to foreign exchange transactions until their reduction to 0%, as from 2 January 2029.
In December 2023, Congress approved Constitutional Amendment 132/2023 on indirect taxation reform, that has been developed through PLP No. 68/2024 approved in December 2024. This reform replaces the various existing indirect taxes in Brazil, -applicable at the federal, regional and municipal levels-, with two taxes administered at federal level (contribution on goods and services and selective tax) and other administered at regional and municipal levels (tax on goods and services). The new system will be gradually implemented over a transitional period of 8 years (from 2026 to 2033).
Additionally, Law 14,973/2024 has partially extended the payroll tax until 31 December 2027, establishing an optional regime of employees social contributions applicable to certain sectors of activity, which allows calculating these social contributions as a percentage of gross income (between 1% and 4.5%, depending on sector), instead of the general regime consisting of a percentage (20%) of the payroll paid to employees.
In Argentina, since 23 December 2024, Tax for an Inclusive and Solidarity Argentina (PAIS) was eliminated, which imposed certain foreign currency purchasing operations in order to make payments abroad. Likewise, General Resolution (AFIP) No. 5,554 cancels, with effect 1 September 2024, the obligation to practice withholding for VAT and income tax on electronic payments.
In Chile, Law 27,713 on the Compliance of Tax Obligations was published in October 2024, which amends, among other rules, the Tax Code, the Income Tax Law and the VAT Law. In addition, in July 2024, Law 21,681 was published, which, among other measures, establishes a new Substitute Tax of Final Tax, which allows tax profits to be distributed up to 31 January 2025 with a fixed rate of 12%, reducing the tax cost of its distribution.
In the United States, during 2022, Inflation Reduction Act (IRA) was approved, which, among other measures, imposed a minimum taxation on the accounting results of certain large companies, through the introduction of a new Alternative Minimum Tax (AMT) from 2023, as well as relevant tax credits related with investments in clean energies.

h) Other information
In compliance with the disclosure requirement established in the listing rules instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 500 for the year 2024/25 (GBP 1,000 for the year 2023/24). The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
Banco Santander, S.A., is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s (His Majesty's Revenue and Customs) Code of Practice on Taxation in the United Kingdom and Santander Portugal has adhered to the Code of Good Tax Practices in Portugal, actively participating in the cooperative compliance programs being developed by these Tax Administrations.